EXECUTION VERSION REINSURANCE CAPACITY RIGHT OF FIRST REFUSAL AGREEMENT THIS REINSURANCE CAPACITY RIGHT OF FIRST REFUSAL AGREEMENT (this “Agreement”), dated December 2, 2019 (the “Effective Date”), is entered into by and between FEDNAT HOLDING COMPANY, a Florida corporation (“FedNat”), and 1347 PROPERTY INSURANCE HOLDINGS INC., a company organized and existing under the laws of Delaware (“PIH”). Each of FedNat and PIH are, at times, each individually referred to in this Agreement as a “Party,” and collectively referred to in this Agreement as the “Parties.” WHEREAS, insurance company subsidiaries of FedNat (each, a “FedNat Insurance Company” and, collectively, the “FedNat Insurance Companies”) may, from time to time, negotiate and procure reinsurance in such amounts and on such terms that the FedNat Insurance Companies deem to be appropriate; and WHEREAS, on the Effective Date, FedNat is entering into a transaction with PIH, pursuant to which FedNat will acquire one hundred percent (100%) of the issued and outstanding capital stock of three subsidiaries of PIH (the “Acquisition”); and WHEREAS, after the closing of the Acquisition, PIH may provide reinsurance coverage to insurance providers through its insurance company subsidiaries, and PIH desires to obtain the opportunity to provide reinsurance coverage to the FedNat Insurance Companies pursuant to the terms and conditions set forth in this Agreement; and WHEREAS, it is a condition precedent to the consummation of the Acquisition for the Parties to enter into this Agreement upon the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Right of First Refusal. (a) With respect to each purchase after the Effective Date until the conclusion of the Term (as defined in Section 2) by one or more of the FedNat Insurance Companies of each layer (each, a “Reinsurance Coverage Layer”) of their annual property catastrophe excess of loss reinsurance program (the “CAT Reinsurance Program”), PIH shall have a right of first refusal (each, a “Right of First Refusal”) to sell through any of its insurance company subsidiaries a maximum of seven and one-half percent (7.5%) of annual in force limit of any and each Reinsurance Coverage Layer so purchased by the FedNat Insurance Companies (the “ROFR Reinsurance Maximum”); provided, that in no event shall PIH have the right to exercise a Right of First Refusal such that, immediately after the exercise thereof, PIH and its affiliates collectively would have an annual aggregate in force amount of all reinsurance coverage sold to the FedNat Insurance Companies, in the aggregate, of greater than Fifteen Million and No/100 Dollars ($15,000,000.00) (the “Reinsurance Limit”). Each sale by PIH pursuant to a Right of First Refusal shall be documented under the corresponding Firm Order Terms or Modified Firm Order Terms, as applicable (each as defined below), and subject in every case to: (I) the terms, conditions, and 4812-0918-3365 requirements of all applicable regulations, rules, and laws (including, without limitation, the applicable regulations and laws of the State of Florida) (collectively, “Applicable Laws”) (it being acknowledged and agreed that PIH has no right to exercise a Right of First Refusal or to sell reinsurance to any FedNat Insurance Company pursuant to this Agreement if doing so would violate any Applicable Laws); and (II) the other terms and conditions of this Section 1. All reinsurance sold by PIH pursuant to a Right of First Refusal shall be memorialized by an agreement in such form and subject to such terms and conditions as are customary in the property and casualty insurance industry (each, a “Reinsurance Agreement”). If any Reinsurance Agreement is entered into by PIH prior to the conclusion of the Term, but the term of the applicable Reinsurance Agreement (the “Reinsurance Period”) otherwise ends after the conclusion of the Term, then such Reinsurance Agreement shall remain in full force and effect after the Term in accordance with the terms and provisions of the applicable Reinsurance Agreement. (b) FedNat shall cause the FedNat Insurance Companies, either through one or more reinsurance brokers selected by FedNat (each, a “Broker” and, collectively, the “Brokers”) or directly through a third party reinsurer of FedNat’s choosing, in each case in FedNat’s sole discretion from time to time, to seek written quotes for, and terms and conditions of, each Reinsurance Coverage Layer to be purchased pursuant to the CAT Reinsurance Program in appropriate reinsurance markets and from potentially eligible third party reinsurers (including PIH) for a reasonable period of time, and to concurrently provide all exposure and related information materially relevant and customarily requested for such Reinsurance Coverage Layer to such potential third party reinsurers (including PIH), subject to such third party reinsurers’ (and PIH’s) execution and delivery to FedNat of a Standard Non-Disclosure Agreement. Thereafter, FedNat shall cause the applicable FedNat Insurance Company to determine firm order terms for the Reinsurance Coverage Layer (the “Firm Order Terms”) and communicate those Firm Order Terms to the potential third party reinsurers (including PIH). The final executed terms of the CAT Reinsurance Program for each Reinsurance Coverage Layer entered into by applicable FedNat Insurance Company shall be the same as described in the Firm Order Terms or Modified Firm Order Terms (as defined below), as applicable. PIH shall have a period of three (3) business days after its receipt of Firm Order Terms to elect in writing (in the manner provided in Section 11) to provide all or a portion of the ROFR Reinsurance Maximum with respect to that Reinsurance Coverage Layer at the Firm Order Terms without any additional terms, conditions, or stipulations, but only if the exercise of the Right of First Refusal and the sale of reinsurance pursuant thereto would not cause PIH and its affiliates to collectively exceed the Reinsurance Limit as of the applicable time. For the avoidance of doubt, PIH may exercise the Right of First Refusal for only a portion of a ROFR Reinsurance Maximum applicable to any or each of the Reinsurance Coverage Layer in order to comply with the Reinsurance Limit. Any such election of a Right of First Refusal by PIH shall be irrevocable once it has been made, but shall be subject to the terms of the applicable Reinsurance Agreement as of the applicable time. (c) To the extent that PIH elects not to provide or participate in a Reinsurance Coverage Layer at the Firm Order Terms, or fails to notify FedNat of its election within the three (3) business day time frame set forth in Section 1(b), then the applicable FedNat Insurance Company shall have the right to accept PIH’s allotment of such Reinsurance Coverage Layer at the Firm Order Terms from any combination of other eligible reinsurers willing to offer coverage at the Firm Order Terms; provided, that in the event that the Firm Order Terms are materially -2-

modified with respect to a Reinsurance Coverage Layer (which, for the avoidance of doubt, shall mean any change that materially changes the price or any material coverage terms or conditions of such Firm Order Terms that are more favorable to reinsurance providers) (the “Modified Firm Order Terms”), FedNat shall cause the applicable FedNat Insurance Company to first provide PIH with a new Right of First Refusal with respect to that Reinsurance Coverage Layer at the Modified Firm Order Terms. In such case, PIH shall have two (2) business days following its receipt of the Modified Firm Order Terms to elect in writing (in the manner provided in Section 11) to exercise the Right of First Refusal to provide all or a portion of the ROFR Insurance Maximum for the applicable Reinsurance Coverage Layer on such Modified Firm Order Terms; otherwise, the applicable FedNat Insurance Company shall have the right to accept PIH’s allotment of such Reinsurance Coverage Layer at the Modified Firm Order Terms from any combination of other eligible reinsurers willing to offer coverage at the Modified Firm Order Terms. Notwithstanding any provision of this Agreement to the contrary, in no event shall PIH be eligible to sell reinsurance to any FedNat Insurance Company in excess of the ROFR Reinsurance Maximum with respect to any Reinsurance Coverage Layer, or make any sale that would cause PIH and its affiliates to collectively exceed the Reinsurance Limit. (d) Upon entry into any Reinsurance Agreement, and as a condition precedent to the exercise of a Right of First Refusal, the applicable PIH insurance company that has entered into any Reinsurance Agreement shall both: (i) be duly licensed and accredited in all applicable jurisdictions to provide all reinsurance coverage that is contemplated by the Reinsurance Agreement; and (ii) either – (A) both maintain an insurer financial strength rating from A.M. Best Company, Inc. of not less than “A-” and be an accredited insurer in Florida such that FedNat can take credit for reinsurance in accordance with all Applicable Laws, or (B) fully collateralize with cash, letters of credit, or appropriate trust agreement equal in value to one hundred percent (100%) of its share of the total limit of each applicable Reinsurance Coverage Layer in a manner acceptable to the applicable FedNat Insurance Company and acceptable to any applicable insurance regulator pursuant to Applicable Laws; provided, that, if PIH utilizes a trust agreement, whether in whole or in part, to satisfy this condition precedent, then – (Y) no more than one trust agreement shall be used by PIH to satisfy this condition with respect to all Insurance Coverage Layers, and (Z) the materials terms and provisions of the Trust that relate to the availability and release of funds to satisfy reinsurance obligations shall be in form and substance reasonably satisfactory to FedNat. The applicable PIH insurance company shall have seventy two (72) hours from such election, or until the effective date of the applicable CAT Reinsurance Program (whichever is sooner), to satisfy the condition set forth in Section 1(d)(ii) and provide reasonable proof thereof to FedNat; otherwise, PIH’s election to exercise the Right of First Refusal shall be deemed by the Parties to be waived and declined with respect to the Reinsurance Coverage Layers in question. Each year during the Term, within a reasonable period of time prior to the implementation of the CAT Reinsurance Program for that year, FedNat may request that PIH reasonably demonstrate to FedNat that either of the conditions listed in subparts (i) and (ii) of this Section 1(d) will be satisfied prior to the effective date of such CAT Reinsurance Program. (e) PIH’s right to exercise a Right of First Refusal shall exist each time that FedNat or a FedNat Insurance Company desires to purchase Reinsurance Coverage Layers pursuant to the CAT Reinsurance Program during the Term. For the avoidance of doubt, neither FedNat nor any FedNat Insurance Company shall purchase Reinsurance Coverage Layers from -3-

any other third party reinsurer unless and until it has complied with the obligations to PIH in this Section 1. 2. Term. Subject to the terms of Section 17 below, PIH shall have a Right of First Refusal with respect to any Reinsurance Coverage Layer purchased by a FedNat Insurance Company pursuant to the CAT Reinsurance Program, pursuant to the terms and conditions set forth in Section 1, for any Reinsurance Period commencing on or after the Effective Date and prior to the fifth (5th) anniversary of the Effective Date (the “Term”) only. 3. Confidential and Proprietary Information. The Parties acknowledge and agree that this Agreement does not constitute a sale, lease, license or other transfer by either Party of any proprietary systems or intellectual property of the other Party. FedNat shall have the right to require, as a condition precedent to providing exposure and related information (including, without limitation, reinsurance submission and modelling data) that is materially relevant and customarily requested for any Reinsurance Layer, to require all third party reinsurers (including PIH) to execute and deliver to FedNat non-disclosure agreements in reasonable form and substance provided by FedNat (with no material deviation with respect to any individual reinsurer or PIH) with respect to such information (a “Standard Non-Disclosure Agreement”). 4. Relationship among the Parties; Enforceability. The terms of this Agreement are not intended to make any of the Parties, or any of their respective subsidiaries or affiliates, a joint employer for any purpose. Each of the Parties agrees that the provisions of this Agreement as a whole are not intended to, and do not, constitute control by one Party of the other Party or any subsidiaries or affiliates of the other Party, or provide a Party with the ability to control the other Party or any subsidiaries or affiliates of the other Party, and each Party expressly disclaims any right or power under this Agreement to exercise any power whatsoever over the management or policies of the other Party or any subsidiaries or affiliates of the other Party. The Parties acknowledge and agree that FedNat and the FedNat Insurance Companies have sole and absolute discretion over whether (a) to purchase reinsurance, and (b) the timing, amount, and types of any reinsurance and Reinsurance Coverage Layers they purchase (subject to the terms of this Agreement). Nothing in this Agreement shall be construed to oblige either Party to act in breach of the requirements of any Applicable Laws, including, without limitation, securities, insurance and trade regulation laws and regulations, written policy statements of securities commissions, insurance and other regulatory authorities, and the bylaws, rules, regulations and written policy statements of relevant securities and self-regulatory organizations. Each Party represents, warrants, covenants and agrees to and in favor of the other Party that this Agreement, and the obligations contained herein, are valid, binding and enforceable against it, and that the execution, delivery and performance of the obligations set forth herein will not violate any law, rule, order, judgment, decree, lien, regulation, contract, agreement or other restriction of any kind binding on it. 5. Governing Law. This Agreement and all actions and proceedings (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of law. -4-

6. Submission to Jurisdiction. Each Party agrees that it shall bring any action or proceeding between the Parties arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement exclusively in the United States District Court for the Southern District of Florida or another court sitting in Broward County, Florida (the “Chosen Courts”), and with respect to any such action or proceeding: (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts; (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts; (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto; and (d) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 11. 7. Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7. 8. Assignment. (a) Definitions. As used in this Agreement, the term “affiliate(s)” or “affiliated” shall mean any entity that controls, is controlled by or is under common control with the other entity. As used in this Agreement, the term “subsidiary” or “subsidiaries” with respect to any person means any entity of which (or in which) more than 50% of the issued and outstanding voting interests are directly or indirectly owned by that person or the entity is otherwise controlled by that person. The term “person” means any individual, corporation, limited liability company, partnership, joint venture, association, trust, or any such entity. (b) Prohibition on Assignment; Exceptions. Neither this Agreement nor the rights or obligations hereunder shall be assignable by FedNat or FedNat Insurance Companies or their affiliates without the prior written consent of PIH. Except as expressly set forth in this Section 8(b), neither this Agreement nor the rights or obligations hereunder shall be assignable by PIH, its affiliates, or its successors and assigns without the prior written consent of FedNat. Notwithstanding anything to the contrary contained in Section 10 hereof, this Agreement may be assigned, sold or otherwise transferred by PIH without any consideration to FedNat or FedNat Insurance Companies in the following manners, subject to the terms and conditions of Section 8(c) -5-

and subject to the approval of FedNat (such approval not to be unreasonably withheld, conditioned, or delayed so long as the terms and requirements of Section 8(c) are satisfied): (i) PIH may assign this entire Agreement (but not a portion hereof) to any one of its subsidiaries or affiliates. (ii) PIH may sell assign or otherwise transfer (“Transfer”) this entire Agreement (but not a portion hereof) to an unaffiliated party (“Transferee”). The consideration for the Transfer will be at the sole discretion of PIH and the Transferee. (c) Conditions to Assignment. (i) As a condition precedent to PIH’s or any successor’s or permitted assign’s (an “Assignor”) assignment of this Agreement to one of the persons set forth in Section 8(b) (an “Assignee”), the Assignor shall deliver to FedNat prior to such assignment: (A) an assignment and assumption agreement in form and substance reasonably satisfactory to FedNat and pursuant to which Assignee agrees to be bound by all of the terms and provisions of this Agreement in its entirety as “PIH” (including all of the conditions required for the exercise of a Right of First Refusal), without condition or reservation; and (B) a Standard Non-Disclosure Agreement provided by FedNat and executed by the Assignee pursuant to which Assignee agrees to maintain the confidentiality of all exposure and related information (including, without limitation, reinsurance submission and modelling data). (ii) In the event that an Assignor elects to assign this Agreement to a person who is not an affiliate or subsidiary of PIH (a “Proposed Third-Party Assignee”), prior to such assignment and as a condition precedent thereof, the Assignor shall deliver written notice (in the manner required by Section 11) to FedNat of all material terms and conditions of such assignment (the “Assignment Terms”). FedNat shall then have a period of three (3) business days after its receipt of written notice of all material terms and conditions to elect in writing (in the manner provided in Section 11) to elect to assume this Agreement from the Assignor pursuant to the Assignment Terms, without any additional terms, conditions, or stipulations. Any such election by FedNat shall be irrevocable once it has been made. To the extent that FedNat elects not to exercise its right to assume this Agreement pursuant to the Assignment Terms, or fails to notify Assignor of its election within the three (3) business day time frame set forth above in this Section 8(c)(ii), then Assignor shall have the right for a period of thirty (30) days to assign this Agreement to the Proposed Third-Party Assignee pursuant to the Assignment Terms (subject to the other conditions precedent set forth in this Section 8); provided, that in the event that the assignment is not consummated within such thirty (30) day period, or the Assignment Terms are materially modified (which, for the avoidance of doubt, shall mean any change that materially affects the price or any material terms or conditions of the Assignment Terms that are more favorable to the Proposed Assignee) (the “Modified Assignment Terms”), the Assignor shall again provide FedNat with a new right of first refusal with respect to the assignment of this Agreement at the Modified Assignment Terms. In such case, FedNat shall have two (2) business days following its receipt of the Modified -6-

Additional Terms to elect in writing (in the manner provided in Section 11) to assume this Agreement on such Modified Additional Terms. No Assignor shall make any assignment of this Agreement unless and until it has complied with the requirements of this Section 8(c)(ii). (iii) Notwithstanding anything to the contrary set forth in this Agreement, in no event shall PIH or any of its successors or permitted assigns assign this Agreement to a person that sells residential property insurance in the State of Florida directly to the primary insured. (d) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. 9. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings (oral and written), by and among the Parties with respect to the subject matter hereof. 10. No Third Party Rights. Nothing contained in this Agreement, express or implied, establishes or creates, or is intended or will be construed to establish or create, any right in or remedy of, or any duty or obligation to, any third party. 11. Notices. All notices, requests, claims, demands, and other communication hereunder will be in writing and shall be deemed to have been duly given: (a) on the date of delivery, if delivered by hand to the address below (or to such other address as a Party may designate by written notice to other Party); (b) on the date of confirmed receipt if delivered by certified mail, postage prepaid and return receipt requested addressed as below (or to such other address as a Party may designate by written notice to other Party); or (c) for the purposes of notices, elections and other communications pursuant to the procedures set forth in Section 1, on the date of transmittal via electronic mail to the e-mail addresses of the applicable person or party involved with the reinsurance arrangements for the reinsurance coverage at such time, with a copy delivered to the individuals identified below. If to FedNat or any FedNat Insurance Company: FedNat Holding Company 14050 NW 14th Street, Suite 180 Sunrise, FL 33323 Attention: Michael H. Braun, CEO and President E-Mail: mbraun@fednat.com with a copy (which shall not constitute notice) to: Nelson Mullins Broad and Cassel 2 S. Biscayne Blvd., # 2100 Miami, FL 33131 Attention: Nina Gordon, Esq. -7-

E-Mail: nina.gordon@nelsonmullins.com If to PIH: D. Kyle Cerminara Fundamental Global Investors, LLC 4201 Congress Street, Suite 140 Charlotte, North Carolina 28209 E-Mail: kyle@fundamentalglobal.com with a copy (which shall not constitute notice) to: Thompson Hine LLP 3900 Key Center 127 Public Square Cleveland, OH 44114 Attention: Derek D. Bork, Esq. E-Mail: derek.bork@thompsonhine.com 12. Counterparts. This Agreement may be executed in one or more counterparts, and may be exchanged in electronic form (including by PDF), each of which shall be deemed an original, but all of which shall constitute one and the same instrument. 13. Amendment; Modification. The Parties may by written agreement duly signed by both Parties, subject to any regulatory approval that may be required: (a) extend the time for the performance of any of the obligations or other acts of the Parties; (b) waive any inaccuracies in the documents delivered pursuant to this Agreement; and (c) waive compliance with or modify, amend or supplement any of the agreements contained in this Agreement or waive or modify performance of any of the obligations of any of the Parties. This Agreement may not be amended or modified except by an instrument in writing duly signed on behalf of the Parties. 14. Waiver. No failure by any Party to take any action or assert any right hereunder shall be deemed to be a waiver of its right to take any action or assert any right hereunder with respect to any future occurrence of those circumstances. 15. Severability. To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted from this Agreement and the remaining provisions of this Agreement shall be unaffected and shall continue in full force and effect. Notwithstanding any implication in this Section 15 to the contrary, if any part of the Agreement is found to be unlawful or impermissible by a court or administrative body of competent jurisdiction, the Parties shall use reasonable efforts to amend this Agreement to address the concerns in a manner that results in a lawful and permissible agreement. 16. Headings. Headings contained in this Agreement are for reference purposes only, and they shall not affect in any way the meaning or interpretation of this Agreement. -8-

17. Termination. This Agreement, the Right of First Refusal, and all rights of PIH (including its affiliates and assigns) and any Transferee(s) to participate in any Reinsurance Coverage Layers shall terminate upon the expiration of the Term, except as set forth in Section 1(a). This Agreement may only otherwise be terminated by mutual consent of the Parties, or as otherwise provided herein. Either Party may terminate this Agreement in the event that the other Party either: (a) commits a material breach of the terms of the Agreement and has been given written notice and at least thirty (30) days’ prior opportunity to cure such breach, and fails to do so; or (b) is deemed insolvent by applicable regulatory or judicial authorities, or is the subject of conservation, rehabilitation, liquidation, bankruptcy or other similar insolvency proceedings, which proceedings, if involuntarily instituted, are not dismissed within sixty (60) days after the initiation of the proceedings (provided, that a Party may elect to terminate this Agreement immediately if such proceedings are voluntarily initiated by the other Party with respect to itself). 18. Survival. The provisions of Sections 3 through 16, and this Section 18, shall survive the expiration or earlier termination of this Agreement. 19. Attorneys’ Fees. In the event of any dispute or controversy between the Parties relating to the interpretation of this Agreement or to the transactions contemplated hereby, the prevailing Party shall be entitled to recover from the non-prevailing Party reasonable attorneys’ fees and expenses incurred by the prevailing Party. Such award shall include post-judgment attorneys’ fees and costs. [Remainder of Page Intentionally Blank. Signature Page Follows.] -9-

IN WITNESS WHEREOF, the Parties have caused to be executed and delivered by their duly authorized officers this Agreement to be effective as of the Effective Date. FEDNAT: FEDNAT HOLDING COMPANY, a Florida corporation By: /s/ Michael Braun Name: Michael Braun Title: Chief Executive Officer PIH: 1347 PROPERTY INSURANCE HOLDINGS, INC., a Delaware corporation By: /s/ John S. Hill Name: John S. Hill Title: V-P, CFO & Secretary [End of Agreement.] SIGNATURE PAGE TO REINSURANCE CAPACITY RIGHT OF FIRST REFUSAL AGREEMENT